MAY 20, 1997
                          As revised, October 23, 1997

                                   PROSPECTUS

                                LAZARD RETIREMENT
                                  SERIES, INC.

------------------------------------

Lazard Retirement Equity Portfolio
Lazard Retirement Small Cap Portfolio
Lazard Retirement Bantam Value Portfolio
Lazard Retirement Global Equity Portfolio
Lazard Retirement International Equity
     Portfolio
Lazard Retirement International Small
     Cap Portfolio
Lazard Retirement Emerging Markets
     Portfolio
Lazard Retirement International Fixed-
     Income Portfolio
Lazard Retirement Strategic Yield Portfolio

----------------------------------

30 Rockefeller Plaza
New York, New York  10112
(800) 823-6300

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS
AND RETAIN IT FOR FUTURE REFERENCE.

This Prospectus sets forth concisely information about the Fund and the Portfolios that a prospective investor should know before investing in a Portfolio. A Statement of Additional Information dated May 20, 1997, which may be revised from time to time, containing additional and more detailed information about the Portfolios, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. The Statement of Additional Information is available without charge and can be obtained by writing or calling the Fund at the address and telephone number printed above.

------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Lazard Retirement Series, Inc. (the "Fund") is a no-load, open-end management investment company, known as a mutual fund. By this Prospectus, the Fund is offering shares of nine portfolios (each, a "Portfolio"), WHICH ARE OFFERED ONLY TO QUALIFIED PENSION AND RETIREMENT PLANS AND VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. Shares of the Portfolios bear certain costs pursuant to a Distribution and Servicing Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). For offers to separate accounts, this Prospectus should be read in conjunction with the prospectus of the separate accounts of the specific insurance product which should precede or accompany this Prospectus.

Lazard Asset Management (the "Investment Manager"), a division of Lazard Freres & Co. LLC ("Lazard Freres"), professionally manages each Portfolio.

The names and investment objectives of the Portfolios are as follows:

LAZARD RETIREMENT EQUITY PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with relatively large capitalizations that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD RETIREMENT SMALL CAP PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with market capitalizations under $1 billion that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD RETIREMENT BANTAM VALUE PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with market capitalizations under $500 million that the Investment Manager considers inexpensively priced relative to the return on total capital or equity and which it believes are likely to increase market capitalization as a result of growth or are likely to be the subject of acquisitions or other events.

LAZARD RETIREMENT GLOBAL EQUITY PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with relatively large capitalizations that are located anywhere in the world which the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in the equity securities of non-United States companies that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD RETIREMENT INTERNATIONAL SMALL CAP PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of non-United States companies with market capitalizations under $1 billion that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO seeks capital appreciation. This Portfolio invests primarily in equity securities of non-United States issuers located, or doing significant business, in emerging market countries that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

LAZARD RETIREMENT INTERNATIONAL FIXED-INCOME PORTFOLIO seeks high total return, consisting of current income and capital appreciation, consistent with what the Investment Manager considers to be prudent investment risk. This Portfolio invests primarily in foreign fixed-income securities of varying maturities.

LAZARD RETIREMENT STRATEGIC YIELD PORTFOLIO seeks total return, consisting of current income and capital appreciation. This Portfolio invests principally in high-yielding domestic and foreign fixed-income securities. These securities, which are often referred to as "junk bonds," are subject to greater risk of loss of principal and interest than higher rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

TABLE OF CONTENTS

                                                                          Page

Annual Operating Expenses................................................    5
Description of the Portfolios............................................    6
   General...............................................................    6
   Investment Objectives and Policies....................................    6
   Investment Considerations and Risks...................................   15
Management of the Fund and the Portfolios................................   18
Purchase of Shares.......................................................   21
Redemption of Shares.....................................................   21
Distribution and Servicing Plan..........................................   21
Dividends and Distributions..............................................   22
Taxation.................................................................   23
Organization and Description of Capital Stock............................   23
Performance Information..................................................   24
Appendix A...............................................................   26
Appendix B...............................................................   34

Annual Operating Expenses
(as a percentage of average daily net assets)

                                                                                                    Total Portfolio
                                               Management           12b-1              Other           Operating
                                                  Fees              Fees             Expenses          Expenses
                                              ------------        --------           ---------       ------------
EQUITY PORTFOLIO                                  .75%              .25%               .50%              1.50%
INTERNATIONAL EQUITY PORTFOLIO                    .75%              .25%               .60%              1.60%
INTERNATIONAL FIXED-INCOME  PORTFOLIO             .75%              .25%               .50%              1.50%
STRATEGIC YIELD PORTFOLIO                         .75%              .25%               .50%              1.50%
SMALL CAP PORTFOLIO                               .75%              .25%               .50%              1.50%
INTERNATIONAL SMALL CAP PORTFOLIO                 .75%              .25%               .80%              1.80%
EMERGING MARKETS PORTFOLIO                       1.00%              .25%               .55%              1.80%
GLOBAL EQUITY PORTFOLIO                           .75%              .25%               .60%              1.60%
BANTAM VALUE PORTFOLIO                            .75%              .25%               .50%              1.50%


EXAMPLE

An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                                      1 YEAR            3 YEARS
                                                      ------            -------
EQUITY PORTFOLIO                                        $15               $48
INTERNATIONAL EQUITY PORTFOLIO                          $16               $51
INTERNATIONAL FIXED-INCOME PORTFOLIO                    $15               $48
STRATEGIC YIELD PORTFOLIO                               $15               $48
SMALL CAP PORTFOLIO                                     $15               $48
INTERNATIONAL SMALL CAP PORTFOLIO                       $18               $57
EMERGING MARKETS PORTFOLIO                              $18               $57
GLOBAL EQUITY PORTFOLIO                                 $16               $51
BANTAM VALUE PORTFOLIO                                  $15               $48

--------------------------------------------------------------------------------
THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
--------------------------------------------------------------------------------
The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Portfolio, the payment of which will reduce investors' annual return. The expenses noted above are based on estimated amounts for the current fiscal year. The information in the foregoing table does not reflect deduction of account fees and charges to separate accounts or related insurance policies that may be imposed by participating insurance companies. For a further description of the various costs and expenses incurred in the operation of the Portfolios, see "Management of the Fund and the Portfolios" and "Distribution and Servicing Plan."

DESCRIPTION OF THE PORTFOLIOS

GENERAL

Shares of the Portfolios are offered only to variable annuity and variable life insurance separate accounts established by affiliated and unaffiliated life insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies" and, together with VA contracts, "Policies"). The Policies are described in the separate prospectuses and statements of additional information issued by the Participating Insurance Companies over which the Fund assumes no responsibility. Portfolio shares also are offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis ("Eligible Plans" or "Plans").

Differences in tax treatment or other considerations may cause the interests of Policy owners and Eligible Plan participants to conflict, although the Fund currently does not foresee any disadvantages to Policy owners or Eligible Plan participants arising therefrom. Nevertheless, the Fund's Board of Directors intends to monitor events to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. Resolution of an irreconcilable conflict might result in the withdrawal of a substantial amount of a Portfolio's assets which could adversely affect the Portfolio's net asset value per share.

INVESTMENT OBJECTIVES AND POLICIES

Each Portfolio has a different investment objective which it pursues through separate investment policies as described herein. The differences in objectives and policies among the Portfolios determine the types of portfolio securities in which each Portfolio invests, and can be expected to affect the degree of risk to which each Portfolio is subject and its yield or return. The following investment objectives and related policies and activities of each of the Portfolios, except as otherwise indicated, are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders. There can be no assurance that any of the Portfolios will achieve its respective investment objective. The types of portfolio securities in which each Portfolio may invest are described in greater detail below and under "Appendix A--Certain Portfolio Securities."

EQUITY PORTFOLIOS--These portfolios will invest principally in equity securities. These Portfolios will engage in a value-oriented search for equity securities before they have attracted wide investor interest. The Investment Manager attempts to identify inexpensive securities through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or the potential to improve profitability. The Investment Manager focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach). Risk is tempered by diversification of investments.

EQUITY PORTFOLIO

The Equity Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in equity securities of companies with relatively large capitalizations that the Investment Manager considers inexpensively priced relative to the return on total capital or equity.

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks and convertible securities, as well as warrants to purchase such securities. In addition, at times judged by the Investment Manager to be appropriate, the Portfolio may hold up to 20% of its total assets in U.S. Government securities and debt obligations of domestic corporations rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff" and together with Moody's, S&P and Fitch, the "Rating Agencies"). Obligations rated Baa /BBB by one or more Rating Agencies are considered investment grade obligations that may have speculative characteristics. See "Appendix A--Certain Portfolio Securities--Ratings" for a description of the ratings of the Rating Agencies. The Portfolio also may invest without limitation in short-term money market instruments of the types described in "Appendix A--Money Market Instruments."

The Portfolio also may invest up to 15% of its total assets in foreign equity or debt securities. See "Investment Considerations and Risks--Foreign Securities."

In addition, the Portfolio may engage in various investment techniques, such as options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix A--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.

SMALL CAP PORTFOLIO

The Small Cap Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in equity securities of United States companies with market capitalizations under $1 billion that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. Market capitalization of a company's stock is its market price per share times the number of shares outstanding. The equity securities in which the Portfolio may invest include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants and American and Global Depositary Receipts.

Investments generally are made in equity securities of companies which in the Investment Manager's opinion have one or more of the following characteristics (the "Small Cap Factors"): (i) are undervalued relative to their earnings power, cash flow, and/or asset values; (ii) have an attractive price/value relationship (i.e., have high returns on equity and/or assets with correspondingly low price-to-book and/or price-to-asset value as compared to the market generally or the companies' industry groups in particular), with expectations that some catalyst will cause the perception of value to change within a 24-month time horizon; (iii) have experienced significant relative under performance and are out of favor due to a set of circumstances which are unlikely to harm a company's franchise or earnings power over the longer term; (iv) have low projected price-to-earnings or price-to-cash-flow multiples relative to their industry peer group and/or the market in general;
(v) have the prospect, or the industry in which the company operates has the prospect, to allow it to be become a larger factor in the business and receive a higher valuation as such; (vi) have significant financial leverage but have high levels of free cash flow used to reduce leverage and enhance shareholder value; and (vii) have a relatively short corporate history with the expectation that the business may grow to generate meaningful cash flow and earnings over a reasonable investment horizon.

Under normal conditions, the Portfolio will invest at least 65% of the value of its total assets in the small capitalization equity securities described above. Assets not invested in such small capitalization equity securities generally will be invested in large capitalization equity securities or debt securities, including cash equivalents. The Portfolio also may invest up to 15% of its total assets in foreign equity or debt securities. See "Investment Considerations and Risks--Foreign Securities."

The Investment Manager believes that the issuers of small capitalization stocks often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates, in turn, may be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with larger, more established companies. See "Investment Considerations and Risks--Equity Securities."

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limitation in large capitalization companies or short-term money market instruments of the types described in "Appendix A--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix AaeInvestment Techniques" below and "Investment Objectives and Management PoliciesaeManagement Policies" in the Statement of Additional Information.

BANTAM VALUE PORTFOLIO

The Bantam Value Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio will invest primarily in equity securities of companies with market capitalizations under $500 million that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. The equity securities in which the Portfolio may invest include common stocks, preferred stock, securities convertible into or exchangeable for common stocks, rights and warrants and American and Global Depositary Receipts. Investments are generally made in equity securities of companies which, in the Investment Manager's opinion, have one or more of the characteristics of the Small Cap Factors, as well as a potential for increasing recognition, market capitalization and value. See "Small Cap Portfolio" above.

Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in the small capitalization equity securities described above. Assets not invested in such small capitalization equity securities generally will be invested in large capitalization equity securities or debt securities, including cash equivalents. For a description of the risks associated with investing in small capitalization equity securities, see "Investment Considerations and Risks--Equity Securities."

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in larger capitalization companies or short-term money market instruments of the types described in "Appendix A--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix A--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.

GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio will invest primarily in equity securities of companies both U.S. and non-U.S. that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. The Portfolio engages in a value-oriented search for equity securities of issuers located anywhere in the world. In selecting investments for the Portfolio, the Investment Manager attempts to identify inexpensive markets worldwide, including the United States, through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or potential to improve profitability. In addition, the Investment Manager seeks to identify companies that it believes are financially productive and undervalued in those markets.

Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in the equity securities of companies within not less than four countries, including the United States. The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time in accordance with the Investment Manager's judgment. With a focus on stock picking, the country allocation decision is an outgrowth of stock selection and is used as an overlay and risk control mechanism to enhance diversification. Nonetheless, the Investment Manager currently intends to invest not less than 25% of the assets of the Portfolio in securities of U.S. issuers. For a description of the risks associated with investing in foreign securities, see "Investment Considerations and Risks--Foreign Securities."

The assets of the Portfolio are expected to be invested principally in equity securities, including American and Global Depositary Receipts, and in convertible bonds and other convertible securities. The Portfolio is not required to invest exclusively in equity securities, and, if deemed advisable, under normal market conditions, the Portfolio may invest up to 20% of the value of its total assets in fixed-income securities. The Portfolio will not invest in fixed-income securities rated lower than investment grade by the Rating Agencies.

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies or short-term money market instruments of the types described in "Appendix A--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix A--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio invests primarily in the equity securities of non-United States companies (i.e., incorporated or organized outside the United States). The Portfolio is not required to invest exclusively in common stocks or other equity securities, and, if deemed advisable, the Portfolio may invest up to 20% of the value of its total assets in fixed-income securities and short-term money market instruments. The Portfolio will not invest in fixed-income securities rated lower than investment grade by the Rating Agencies. In addition, the Portfolio may have substantial investments in American Depositary Receipts and Global Depositary Receipts and in convertible bonds and other convertible securities.

The Investment Manager currently intends to invest the Portfolio's assets in companies based in Continental Europe, the United Kingdom, the Pacific Basin and in such other areas and countries as the Investment Manager may determine from time to time. Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the equity securities of companies within not less than three different countries (not including the United States). The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time in accordance with the judgment of the Investment Manager. For a description of the risks associated with investing in foreign securities, see "Investment Considerations and Risks--Foreign Securities."

The Investment Manager recognizes that some of the best opportunities are in securities not generally followed by investment professionals. Thus, the Investment Manager relies on its research capability and also maintains a dialogue with foreign brokers and with the management of foreign companies in an effort to gather the type of "local knowledge" that it believes is critical to successful investment abroad. To this end, the Investment Manager communicates with its affiliates, Lazard Freres & Cie. in Paris, Lazard Brothers & Co. Ltd. in London and Lazard Japan Asset Management K.K. in Tokyo, for information concerning current business trends, as well as for a better understanding of the management of local businesses.

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies or short-term money market instruments of the types described in "Appendix A--Money Market Instruments" or hold its assets in cash or cash equivalents.

In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix A--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.

INTERNATIONAL SMALL CAP PORTFOLIO

The International Small Cap Portfolio is a non-diversified portfolio the investment objective of which is to seek capital appreciation. The Portfolio will invest primarily in equity securities of non-United States companies with market capitalizations under $1 billion that the Investment Manager considers inexpensively priced relative to the return on total capital or equity. Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in small capitalization equity securities. The Portfolio will invest in equity securities listed on national or regional securities exchanges or traded over-the-counter of companies based in Continental Europe, the United Kingdom, the Pacific Basin, Latin America, Canada and such other areas as the Investment Manager may determine from time to time. The Portfolio also may invest in American and Global Depositary Receipts and in convertible bonds and other convertible securities. In selecting investments for the Portfolio, the Investment Manager will attempt to ascertain inexpensive markets worldwide through traditional measures of value, and identify securities within such undervalued markets which, in the Investment Manager's opinion, have one or more of the characteristics of the Small Cap Factors listed under "Small Cap Portfolio." For a description of the risks associated with investing in small capitalization equity securities, see "Investment Considerations and Risks--Equity Securities."

Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in the equity securities of companies in not less than three different countries (not including the United States). The remaining portion of the assets of the Portfolio may be invested in the same or different countries. The percentage of the Portfolio's assets in a particular geographic sector may shift from time to time in accordance with the judgment of the Investment Manager. See "Investment Consideration and Risks--Foreign Securities."

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. companies or short-term money market instruments of the types described in "Appendix A--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix A--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.

EMERGING MARKETS PORTFOLIO

The Emerging Markets Portfolio is a non-diversified portfolio the investment objective of which is to seek long-term capital appreciation. The Portfolio will invest primarily in securities of issuers which are located, or doing significant business, in emerging market countries. Emerging markets include countries where political and economic trends have produced or are producing a more stable economic environment, developed or developing financial markets and investment liquidity. Factors affecting a determination of an emerging market include a legitimate program to reduce government spending and deficits and reduce excessive regulation of commercial activity, including reducing confiscatory tax rates, control of inflation, lower trade barriers, stability of currency exchange rates, increasing foreign and domestic investment, privatization of state-owned companies and expansion of developed financial product exchanges.

Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in securities of companies in not less than three different countries (not including the United States). The remaining portion of the assets of the Portfolio may be invested in the same or different countries. The percentage of the Portfolio's assets invested in particular emerging markets may shift from time to time in accordance with the Investment Manager's judgment. Emerging market countries generally will include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Currently, the countries not included in these categories are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States. For a description of the risks associated with investing in emerging markets, see "Investment Considerations and Risks--Foreign Securities."

The Portfolio invests primarily in equity securities of issuers located, or doing significant business, in emerging markets including: issuers organized under the laws of the emerging market country or for which the principal trading market for such securities is located in the emerging market country or issuers, wherever organized, when the issuer's principal activities are in the emerging market country. The Portfolio may invest in closed-end investment companies investing in emerging market securities. The Portfolio also may invest in American and Global Depositary Receipts with respect to emerging market securities.

Although the Portfolio expects to invest principally in equity securities of emerging markets issuers, there is no requirement that the Portfolio invest exclusively in equity securities. When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may invest in fixed-income securities or assume a temporary defensive position and invest without limit in the equity securities of U.S. companies or short-term money market instruments of the types described in

"Appendix A--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix A--Investment Techniques" below and "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information.

FIXED-INCOME PORTFOLIOS--These Portfolios will invest principally in fixed-income securities.

INTERNATIONAL FIXED-INCOME PORTFOLIO

The International Fixed-Income Portfolio is a non-diversified portfolio the investment objective of which is to seek high total return, consisting of current income and capital appreciation, consistent with what the Investment Manager considers to be prudent investment risk. The Portfolio invests primarily in foreign fixed-income securities of varying maturities, typically greater than one year. Under normal market conditions, the Investment Manager anticipates that the effective duration of the Portfolio will be in the range of two to eight years. The Portfolio's effective duration generally will be shorter than the Portfolio's average maturity. The Portfolio's effective "duration" is a measure of the price sensitivity of its investment portfolio, including expected cash flow, redemptions and mortgage prepayments under a wide range of interest rate conditions.

The Portfolio seeks high current yields by investing in a portfolio of fixed-income securities, such as bonds, debentures, notes, convertible debt obligations, and mortgage-related and asset-back securities, denominated in a range of foreign currencies and in the U.S. dollar. Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in the fixed-income securities of companies within, or governments, political subdivisions, authorities, agencies or instrumentalities of, not less than three different countries (not including the United States). The Portfolio has the flexibility to invest in any region of the world. The Investment Manager currently intends to invest the Portfolio's assets principally in fixed-income securities of companies within, or governments of, Continental Europe, the United Kingdom, Canada, the Pacific Basin and in such other areas and countries as the Investment Manager may determine from time to time, including countries that are considered emerging market countries at the time of investment. See "Investment Considerations and Risks--Foreign Securities." The Portfolio also may invest in American or Global Depositary Receipts issued in relation to a pool of fixed-income securities in which the Portfolio could invest directly.

At least 85% of the Portfolio's assets will be invested in (i) fixed-income securities rated investment grade by one or more Rating Agencies; (ii) commercial paper issued by foreign or U.S. companies rated Prime-2 or better by Moody's, A or better by S&P, F-2 or better by Fitch or Duff-2 or better by Duff; or (iii) fixed-income securities or commercial paper that, if unrated, is determined by the Investment Manager to be of comparable quality. Up to 15% of the value of the Portfolio's assets may be invested in high yield, high risk fixed-income securities that are rated below investment grade by the Rating
Agencies or, if unrated, are determined by the Investment Manager to be of comparable quality. Fixed-income securities rated below investment grade are considered to be predominantly speculative. The Portfolio has no current intention of investing more than 5% of its total assets in securities that are in default. For a description of the special risks associated with investing in fixed-income securities rated below investment grade, see "Investment Considerations and Risksae Lower Rated Securities."

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in high quality short-term debt securities or short-term money market instruments of the types described in "Appendix A--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as foreign currency transactions, options and futures transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix AaeInvestment Techniques" below and "Investment Objectives and Management PoliciesaeManagement Policies" in the Statement of Additional Information.

STRATEGIC YIELD PORTFOLIO

The Strategic Yield Portfolio is a non-diversified portfolio the investment objective of which is to seek total return, consisting of current income and capital appreciation. The Portfolio invests principally in high-yielding fixed-income securities.

Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in fixed-income securities, such as bonds, debentures, notes, convertible debt obligations, and mortgage-related and asset-backed securities, of domestic and foreign issuers. At least 95% of these obligations when purchased by the Portfolio will have a rating of at least Caa/CCC by one or more Rating Agencies or, if not rated, will be of comparable quality as determined by the Investment Manager. See "Investment Considerations and RisksaeForeign Securities." The Portfolio also may invest in American or Global Depositary Receipts issued in relation to a pool of fixed-income securities in which the Portfolio could invest directly.

The Investment Manager expects most of the Portfolio's investment securities will pay cash income. In a limited number of cases, however, "zero coupon" or "payment-in-kind" high-yield securities may be purchased when, in the opinion of the Investment Manager, they offer appropriate value relative to their risk. See "Appendix A--Certain Portfolio Securities--Zero Coupon Securities." Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held by the Portfolio or from a general decline in interest rates or both.

When, in the Investment Manager's judgment, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in investment grade debt securities or short-term money market instruments of the types described in

"Appendix A--Money Market Instruments" or hold its assets in cash.

In addition, the Portfolio may engage in various investment techniques, such as options and futures transactions, foreign currency transactions and lending portfolio securities. For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix AaeInvestment Techniques" below and "Investment Objectives and Management PoliciesaeManagement Policies" in the Statement of Additional Information.

INVESTMENT CONSIDERATIONS AND RISKS

GENERAL--Since each Portfolio will pursue different types of investments, the risks of investing will vary depending on the Portfolio selected for investment. Before investing in a Portfolio, each investor should assess the risks associated with the types of investments made by the Portfolio. The net asset value per share of each Portfolio should be expected to fluctuate. Investors should consider each Portfolio as part of an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objectives and Management Policies--Management Policies" in the Statement of Additional Information for a further discussion of certain risks.

EQUITY SECURITIES--(All Portfolios, except the International Fixed-Income Portfolio and Strategic Yield Portfolio) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Portfolio's investments will result in changes in the value of its shares and thus the Portfolio's total return to investors.

The securities of the smaller companies in which the Small Cap, International Small Cap, Emerging Markets and Bantam Value Portfolios may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. In addition, securities in the small capitalization sector may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies.

FIXED-INCOME SECURITIES--(All Portfolios) Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer.

Certain portfolio securities, such as those rated below investment grade by the Rating Agencies, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix A--Certain Portfolio Securities--Ratings" below and "Appendix" in the Statement of Additional Information.

FOREIGN SECURITIES--(All Portfolios) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Portfolios will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

With respect to the Emerging Markets, International Fixed-Income and Strategic Yield Portfolios, emerging market countries have economic structures that generally are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many emerging market countries providing investment opportunities for these Portfolios have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

FOREIGN CURRENCY TRANSACTIONS--(All Portfolios, except the Equity Portfolio, Small Cap Portfolio and Bantam Value Portfolio) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix A--Investment Techniques--Foreign Currency Transactions."

USE OF DERIVATIVES--(All Portfolios) Each Portfolio may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives a Portfolio may use, to the extent described above, may include options and futures, mortgage-related securities and asset-backed securities. While Derivatives can be used effectively in furtherance of the Portfolio's investment objective, under certain market conditions, they can increase the volatility of the Portfolio's net asset value, can decrease the liquidity of the Portfolio's securities, and make more difficult the accurate pricing of the Portfolio's securities. See "Appendix A--Investment Techniques--Use of Derivatives" below, and "Investment Objectives and Management Policies--Management Policies--Derivatives" in the Statement of Additional Information.

LOWER RATED SECURITIES--(International Fixed-Income Portfolio and Strategic Yield Portfolio) Each of these Portfolios may invest a portion of its assets in higher yielding (and, therefore, higher risk) debt securities such as those rated below investment grade by the Rating Agencies (commonly known as "junk bonds"). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Portfolio to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value. See "Appendix A--Certain Portfolio Securities --Ratings."

PORTFOLIO TURNOVER--(All Portfolios) No Portfolio will consider portfolio turnover to be a limiting factor in making investment decisions. The Investment Manager anticipates that, under normal market conditions, the portfolio turnover rate of each of the Bantam Value Portfolio, Emerging Markets Portfolio, Equity Portfolio, Global Equity Portfolio, International Equity Portfolio, International Small Cap Portfolio and Small Cap Portfolio will not exceed 100%. The annual portfolio turnover rate of the International Fixed-Income Portfolio and Strategic Yield Portfolio may exceed 200% (but is not expected to exceed 300%). A 200% portfolio turnover rate is greater than that of most other investment companies. A high rate of portfolio turnover involves correspondingly greater transaction expenses than a lower rate, which expenses are borne by the Portfolio and its shareholders and may result in the realization of substantial net short-term capital gains.

NON-DIVERSIFIED PORTFOLIOS--(All Portfolios) Each Portfolio is classified as a "non-diversified" investment company, which means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of each Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Portfolio's securities may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter no Portfolio may have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.

STATE INSURANCE REGULATION--(All Portfolios) The Fund is intended to be a funding vehicle for VA contracts and VLI policies to be offered by Participating Insurance Companies and will seek to be offered in as many jurisdictions as possible. Certain states may have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If applied to the Fund, each Portfolio may be limited in its ability to engage in such techniques and to manage its portfolio with the flexibility provided herein. It is the Fund's intention that each Portfolio operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Portfolio is offered.

SIMULTANEOUS INVESTMENT BY OTHER PORTFOLIOS OR FUNDS--(All Portfolios) Investment decisions for each Portfolio are made independently from those of the other portfolios and accounts managed by the Investment Manager. If, however, such other portfolios or accounts desire to invest in, or dispose of, the same securities as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

MANAGEMENT OF THE FUND AND THE PORTFOLIOS

DIRECTORS

The Board of Directors, under applicable laws of the State of Maryland, in addition to supervising the actions of the Investment Manager, as set forth below, decides upon matters of general policy.

INVESTMENT MANAGER AND INVESTMENT MANAGEMENT AGREEMENT

Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10020, has entered into an investment management agreement (the "Management Agreement") with the Fund on behalf of each of the Portfolios. Pursuant to the Management Agreement, the Investment Manager regularly will provide the Portfolios with investment research, advice and supervision and continuously furnish an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

The Investment Manager also is responsible for the selection of brokers and dealers to effect securities transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Brokerage commissions may be paid to Lazard Freres for executing securities transactions if the use of Lazard Freres is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers. The allocation of brokerage transactions also may take into account a broker's sales of

Portfolio shares. See "Portfolio Transactions" in the Statement of Additional Information.

The Investment Manager is a division of Lazard Freres, a New York limited liability company, which is registered as an investment adviser with the Securities and Exchange Commission (the "Commission") and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. The Investment Manager provides investment management services to the Fund's other portfolios and client discretionary accounts with assets totaling approximately $38.1 billion as of December 31, 1996. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the average daily value of the net assets of the relevant Portfolio:

                                                           Investment Management
Name of Portfolio                                                Fee Payable
---------------                                             --------------------
Bantam Value Portfolio                                               .75%
Emerging Markets Portfolio                                          1.00%
Equity Portfolio                                                     .75%
Global Equity Portfolio                                              .75%
International Equity Portfolio                                       .75%
International Fixed-Income Portfolio                                 .75%
International Small Cap Portfolio                                    .75%
Small Cap Portfolio                                                  .75%
Strategic Yield Portfolio                                            .75%

The investment management fees are accrued daily and paid monthly.

Each Portfolio will bear all expenses not specifically assumed by the Investment Manager, including, among others, the fee payable to the Investment Manager, the fees of the Directors who are not "affiliated persons" of the Investment Manager, the expenses of all Directors, the fees and out-of-pocket expenses of the Fund's custodian and the transfer and dividend disbursing agent and the fee payable under the Distribution and Servicing Plan. See "Distribution and Servicing Plan." Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio. For a more detailed description of the expenses to be borne by the Portfolios, see "Management" and "Distribution and Servicing Plan" in the Statement of Additional Information.

PRINCIPAL PORTFOLIO MANAGERS

The names of the principal persons employed by or associated with the Investment Manager who are primarily responsible for the day-to-day management of the assets of each of the Portfolios are as follows:

BANTAM VALUE PORTFOLIO--Eileen Alexanderson, Herbert W. Gullquist, Bradley J. Purcell, Michael S. Rome and Leonard M. Wilson

EMERGING MARKETS PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg

EQUITY PORTFOLIO--Herbert W. Gullquist and Michael S. Rome

GLOBAL EQUITY PORTFOLIO--Herbert W. Gullquist, John R. Reinsberg and Michael S. Rome

INTERNATIONAL EQUITY PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg

INTERNATIONAL FIXED-INCOME PORTFOLIO--Thomas F. Dunn and Ira O. Handler

INTERNATIONAL SMALL CAP PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg

SMALL CAP PORTFOLIO--Eileen Alexanderson, Herbert W. Gullquist, Bradley J. Purcell, Michael S. Rome and Leonard M. Wilson

STRATEGIC YIELD PORTFOLIO--Thomas F. Dunn and Ira O. Handler

BIOGRAPHICAL INFORMATION OF
PRINCIPAL PORTFOLIO MANAGERS

EILEEN ALEXANDERSON. Ms. Alexanderson is a Managing Director of the Investment Manager where she has been employed since 1979.

THOMAS F. DUNN. Mr. Dunn is a Managing Director of the Investment Manager and has been with the Investment Manager since January 1, 1995. Prior thereto, he was a Senior Vice President of Goldman Sachs Asset Management.

HERBERT W. GULLQUIST. Mr. Gullquist is a Managing Director of the Investment Manager and has been with the Investment Manager since 1982.

IRA O. HANDLER. Mr. Handler is a Senior Vice President of the Investment Manager and has been a Global & Emerging Fixed-Income Portfolio Manager of the Investment Manager since 1992.

BRADLEY J. PURCELL. Mr. Purcell is a Vice President of the Investment Manager and has been with the Investment Manager since 1991.

JOHN R. REINSBERG. Mr. Reinsberg is a Managing Director of the Investment Manager and has been with the Investment Manager since 1992.

MICHAEL S. ROME. Mr. Rome is a Managing Director of the Investment Manager and has been with the Investment Manager since 1991.

LEONARD M. WILSON. Mr. Wilson has been a Senior Vice President of the Investment Manager since 1988.

ADMINISTRATOR

State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as each Portfolio's administrator pursuant to an Administration Agreement with the Fund.

DISTRIBUTOR

Under the terms of a distribution agreement with the Fund, Lazard Freres acts as distributor for the Portfolios.

CUSTODIAN; TRANSFER AND DIVIDEND DISBURSING AGENT

State Street has been retained to act as Custodian of the Portfolios' investments. Boston Financial Data Services Inc., an affiliate of State Street, serves as the Fund's Transfer and Dividend Disbursing Agent. Neither the Custodian nor the Transfer Agent has any part in deciding any of the Portfolio's investment policies or which securities are to be purchased or sold for any Portfolios. Subject to the supervision of the Fund's Board of Directors, the Custodian may enter into subcustodial arrangements on behalf of any of the Portfolios for the holding of foreign securities.

PURCHASE OF SHARES

INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND. INDIVIDUALS SHOULD CONSULT A PARTICIPATING INSURANCE COMPANY, THE ADMINISTRATOR OF AN ELIGIBLE PLAN OR A FINANCIAL INTERMEDIARY FOR INFORMATION ON THE PURCHASE OF PORTFOLIO SHARES. THE FUND DOES NOT ISSUE SHARE CERTIFICATES.

Purchase orders received by the Participating Insurance Company or Eligible Plan on a given business day will be effected at the net asset value of the applicable Portfolio determined on such business day if the orders are received by the Fund on the next business day in accordance with applicable requirements. It is each Participating Insurance Company's or Eligible Plan administrator's or trustee's responsibility to transmit purchase orders in accordance with applicable requirements.

Fund shares are sold on a continuous basis. Net asset value ordinarily is determined as of 4:00 p.m. (New York Time) on each day during which the New York Stock Exchange is open for trading. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the net assets of each Portfolio (i.e., the value of its assets less liabilities) by the total number of shares outstanding. Equity securities typically are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Board. Debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value. Other debt securities are valued using available market quotations or at fair value which may be determined by one or more pricing services. For further information regarding the methods employed in valuing each Portfolio's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

REDEMPTION OF SHARES

Portfolio shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies or by Eligible Plans. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. Redemption requests received by the Participating Insurance Company or Eligible Plan on a given business day will be effected at the net asset value of the applicable Portfolio determined on such business day if the requests are received by the Fund in proper form and in accordance with applicable requirements on the next business day. It is each Participating Insurance Company's or Eligible Plan administrator's or trustee's responsibility to properly transmit redemption requests in accordance with applicable requirements. The value of the shares redeemed may be more or less than their original cost, depending on the Portfolio's then-current net asset value.

The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Commission.

DISTRIBUTION AND SERVICING PLAN

Shares of the Portfolios are subject to a Distribution and Servicing Plan, adopted pursuant to Rule 12b-1 under the 1940 Act.

Under the Distribution and Servicing Plan, each Portfolio pays Lazard Freres for advertising, marketing and distributing the Portfolio's shares and for the provision of certain services to the holders of Portfolio shares at an annual rate of .25 of 1% of the Portfolio's average daily net assets. Lazard Freres may make payments to Participating Insurance Companies for providing these services to Policy owners or to certain financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") for providing these services to Eligible Plan participants. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in the NASD Conduct Rules. Depending on a Participating Insurance Company's corporate structure and applicable state law, Lazard Freres may make payments to the Participating Insurance Company's affiliated broker-dealer or other affiliated company rather than the Participating Insurance Company itself.

From time to time, Lazard Freres may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable to Lazard Freres under the Distribution and Servicing Plan for advertising, marketing and distributing Portfolio shares and for payments to Participating Insurance Companies and Service Agents are payable without regard to actual expenses incurred.

DIVIDENDS AND DISTRIBUTIONS

INTERNATIONAL FIXED-INCOME PORTFOLIO AND STRATEGIC YIELD PORTFOLIO--Declare dividends from net investment income daily. Dividends ordinarily are paid five business days prior to the end of each month. The earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day.

EQUITY PORTFOLIO, BANTAM VALUE PORTFOLIO, EMERGING MARKETS PORTFOLIO, GLOBAL EQUITY PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, INTERNATIONAL SMALL CAP PORTFOLIO AND SMALL CAP PORTFOLIO--Declare and pay dividends from net investment income annually.

APPLICABLE TO ALL PORTFOLIOS--Net realized capital gains, if any, generally will be distributed once a year, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. No Portfolio will make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. Shares begin accruing dividends on the day the purchase order is received in proper form by the Transfer Agent. Dividends and distributions will be invested in additional shares of the same Portfolio at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

TAXATION

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Code. Each Portfolio will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies generally will be applied to each Portfolio separately, rather than to the Fund as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Portfolio. By qualifying as a regulated investment company under the Code, a Portfolio will not be subject to Federal income taxes with respect to net investment income and net capital gains distributed to its shareholders.

Section 817(h) of the Code and regulations thereunder set standards for diversification of the investments underlying Policies in order for the Policies to be treated as life insurance. These requirements, which are in addition to diversification requirements applicable to the Portfolios under Subchapter M of the Code, may affect the composition of a Portfolio's investments. Since the shares of the Portfolios currently are sold to segregated asset accounts underlying such Policies, each Portfolio intends to comply with the diversification requirements as set forth in the regulations.

By meeting these and other requirements, the Participating Insurance Companies, rather than the Policy owners, should be subject to tax on distributions received with respect to Portfolio shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.

Dividends and distributions made by the Portfolios to Eligible Plans are not taxable to the Plans or to the participants thereunder. The Portfolios will be managed without regard to tax ramifications.

Since the Fund's shareholders are the Participating Insurance Companies, their separate accounts and Eligible Plans, no discussion is included herein as to the Federal income tax consequences to Policy owners and Eligible Plan participants. For information concerning the Federal income tax consequences, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Eligible Plan participants should consult the Plan's administrator or trustee.

ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Fund consists of five hundred million shares of common stock, $.001 par value. To date, the Fund's Board of Directors has authorized a total of ten Portfolios. Each Portfolio is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies. A shareholder in a Portfolio will be entitled to its pro rata share of all dividends and distributions arising from that Portfolio's assets and, upon redeeming shares of that Portfolio, will receive the then-current net asset value of that Portfolio represented by the redeemed shares. See "Purchase of Shares" and "Redemption of Shares." The Fund is empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives, policies or restrictions. All shares of the Fund will be validly issued, fully paid and non-assessable. Each share has one vote.

In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy or an Eligible Plan that participates in the Fund will request voting actions from Policy holders or Plan participants and will vote shares in proportion to the voting instructions received. For further information on voting rights, Policy holders should refer to the prospectus for their Policies and Plan participants should consult the Plan's administrator or trustee.

Maryland law does not require annual meetings of shareholders except under certain specified circumstances and it is anticipated that shareholder meetings will be held only when required by Federal or Maryland law. A meeting of shareholders will be called, however, for the purpose of voting upon the question of removal of a director of the Fund, upon the written request of holders of not less than ten percent of all votes entitled to be cast at the meeting. The Fund will assist shareholders in communications concerning the removal of any director of the Fund.

PERFORMANCE INFORMATION

From time to time, the Portfolios may advertise their "average annual total return" and their "total return." THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. These total returns show the investment results of the Portfolio over a specified period of time (such as one, five or ten years, or the period of time since commencement of operations, if shorter) and assume the reinvestment of all distributions and dividends. Both types of total return are computed in the same manner, except that the "average annual total return" requires the additional step of determining the annual rate of return required for the initial investment to equal the "total return" at the end of the relevant period.

In addition, from time to time, the Fund may advertise "yield" and "actual distribution rate" quotations for one or more Portfolios. A Portfolio's "yield" for any 30-day period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Portfolio's "actual distribution rate" is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Performance information of any Portfolio should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. The yield and total return for a Portfolio should be distinguished from the rate of return of a corresponding sub-account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and therefore will be lower. Variable annuity contract holders and variable life insurance policy holders should consult the prospectus for their contract or policy.

Although the Fund is newly-organized and the Portfolios do not yet have their own performance records, each Portfolio has the same investment objectives and follows substantially the same investment policies as a corresponding publicly offered series of The Lazard Funds, Inc., which is an open-end investment company. These Lazard public funds have the same portfolio managers as the corresponding Portfolios offered in this Prospectus. Historical performance information for the corresponding Lazard public funds for various periods ended December 31, 1996 is set forth on "Appendix B."

APPENDIX A

INVESTMENT TECHNIQUES

FOREIGN CURRENCY TRANSACTIONS--(All Portfolios, except the Bantam Value Portfolio, Equity Portfolio and Small Cap Portfolio) Foreign currency transactions may be entered into a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive in the exchange. The Portfolio's success in these transactions will depend principally on the Investment Manager's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

BORROWING MONEY--(All Portfolios) Each Portfolio is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Portfolio currently intends to borrow money only from banks for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments.

USE OF DERIVATIVES--(All Portfolios) Each Portfolio may invest in the types of Derivatives enumerated under "Investment Consideration and Risks--Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objectives and Management Policies--Management Policies--Derivatives" in the Statement of Additional Information.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the Portfolio as a whole. Derivatives permit the Portfolio to increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Portfolio's performance.

If the Portfolio invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its Derivatives were poorly correlated with its other investments or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Although neither the Fund nor any Portfolio will be a commodity pool, certain Derivatives subject the Portfolio to the rules of the Commodity Futures Trading Commission which limit the extent to which the Portfolio can invest in such Derivatives. The Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Portfolio may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Each Portfolio may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Each Portfolio may write (i.e., sell) covered call and put options contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Commission, a Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.

LENDING PORTFOLIO SECURITIES--(All Portfolios) Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Portfolio's total assets, and the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Portfolio at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.

FORWARD COMMITMENTS--(All Portfolios) Each Portfolio may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make payment until it receives delivery from the counterparty. The Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. When required by the Commission, a Portfolio may have to set aside permissible liquid assets in a segregated account to cover its commitments.

CERTAIN PORTFOLIO SECURITIES

CONVERTIBLE SECURITIES--(All Portfolios) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

DEPOSITARY RECEIPTS--(All Portfolios) Each Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES--(All Portfolios) Each Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Manager to be of comparable quality to the other obligations in which the Portfolio may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

WARRANTS--(All Portfolios) A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. A Portfolio may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities.

MORTGAGE-RELATED SECURITIES--(International Fixed-Income Portfolio and Strategic Yield Portfolio) Mortgage-related securities are a form of Derivative collateralized by pools of mortgages. The mortgage-related securities which may be purchased include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped mortgage-backed securities. Stripped mortgage-backed securities usually are structured with classes that receive different proportions of interest and principal distributions on a pool of mortgage-backed securities or whole loans. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage collateral, while the other class will receive most of the interest and the remainder of the principal. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

The mortgage-related securities in which these Portfolios may invest also include multi-class pass through certificates secured principally by mortgage loans on commercial properties. These mortgage-related securities are structured similarly to mortgage-related securities secured by pools of residential mortgages. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.

Each of these Portfolios also may invest in subordinated mortgage-related securities ("Subordinated Securities"), which are issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Portfolio. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Portfolio's mortgage-related securities to decrease broadly, the Portfolio's effective duration, and thus sensitivity to interest rate fluctuations, would increase. For further discussion concerning the investment considerations involved, see "Investment Considerations and Risks--Fixed-Income Securities" and "Appendix A--Certain Portfolio Securities--Illiquid Securities" below.

ASSET-BACKED SECURITIES--(International Fixed-Income Portfolio and Strategic Yield Portfolio) Asset-backed securities are a form of Derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Portfolio may invest in these and other types of asset-backed securities that may be developed in the future.

Asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

ZERO COUPON AND STRIPPED U.S. TREASURY SECURITIES--(Strategic Yield Portfolio) The Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

INVESTMENT COMPANIES--(All Portfolios) Each Portfolio may invest, to the extent permitted under the 1940 Act, in securities issued by investment companies which principally invest in securities of the type in which the Portfolio invests. Investments in the securities of investment companies may involve duplication of advisory fees and certain other expenses.

MONEY MARKET INSTRUMENTS--(All Portfolios) Each Portfolio, unless otherwise provided, may invest in the following types of Money Market Instruments.

         U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

         FOREIGN GOVERNMENT SECURITIES. (All Portfolios) Securities issued or guaranteed by a foreign government or its agencies or instrumentalities.

         REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Portfolio may enter into repurchase agreements with certain banks or non-bank dealers.

         BANK OBLIGATIONS. The Portfolio may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are differing in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Investment Considerations and RisksaeForeign Securities."

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

Banker's acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

         COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper of U.S. issuers or foreign issuers (in the case of the International Equity Portfolio, International Fixed-Income Portfolio, International Small Cap Portfolio, Emerging Markets Portfolio, Strategic Yield Portfolio and Global Equity Portfolio) purchased by the Portfolio will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, Fitch-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding debt issue currently rated at least Aa/AA by one or more Rating Agencies, or (c) if unrated, determined by the Investment Manager to be of comparable quality to those rated obligations which may be purchased by the Portfolio.

         PARTICIPATION INTERESTS. Each Portfolio may purchase from financial institutions participation interests in securities in which the Portfolio may invest. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest.

ILLIQUID SECURITIES--(All Portfolios) Each Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-related securities, and, with respect to the International Fixed-Income Portfolio and Strategic Yield Portfolio, certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

RATINGS--(All Portfolios) Securities rated Baa by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated BBB by S&P, Fitch and Duff are investment grade and regarded as having adequate capacity to pay interest and repay principal; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P, Fitch and Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated Caa by Moody's or CCC by S&P, Fitch and Duff are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P, Fitch and Duff are in default, and payment of interest and/or repayment of principal is in arrears. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.

The Rating Agencies' ratings represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risks of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Portfolio's ability to achieve its investment objective may be more dependent on the Investment Manager's credit analysis than might be the case for a fund that invested in higher rated securities.

APPENDIX B

Set forth below is total return and average annual total return information for publicly offered series of The Lazard Funds, Inc., which correspond to the Portfolios offered in this Prospectus, calculated as described under "Performance Information," and for an appropriate securities index. Investors should not consider this performance data as an indication of the future performance of the Portfolios offered in this Prospectus. The performance figures below reflect the deduction of the historical fees and expenses paid by the Institutional Shares of the Lazard public funds, and not those to be paid by the Portfolios. The figures also do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies. Policy owners should refer to the applicable insurance company disclosure documents for information on such charges and expenses. Additionally, although it is anticipated that each Portfolio and its corresponding Lazard public fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings.

The total return and average annual total return for the corresponding Lazard public funds and securities indices for the indicated periods ended September 30, 1997 were:

                                                                         Total Returns
Name of Public Fund and Index                                    Period Ended September 30, 1997
                                                -------------------------------------------------------------
                                                  One         Three        Five         Ten         Since
                                                 Year         Year         Year         Year      Inception*
                                                -------------------------------------------------------------
Lazard Equity Portfolio                           35.75%      104.23%      177.53%      300.66%     331.92%
Standard & Poor's 500 Index                       40.67%      119.80%      157.56%      294.81%     347.21%

Lazard International Equity Portfolio             25.04%       43.02%      100.94%       --          93.46%
MSCI EAFE Index                                   12.18%       28.90%       78.85%       --          63.93%

Lazard International Fixed-Income Portfolio+      (0.86)%      21.97%       41.90%       --          55.50%
Salomon World Government Bond Index Ex-US+        (0.85)%      21.51%       38.11%       --          66.17%

Lazard Strategic Yield Portfolio                   9.76%       35.91%       50.85%       --          67.01%
One Month LIBOR USD Fixed Index                    5.58%       18.03%       26.78%       --          32.20%

Lazard Small Cap Portfolio                        42.53%       90.27%      209.65%       --         241.09%
Russell 2000 Stock Index                          33.19%       85.91%      154.16%       --         169.78%

Lazard International Small Cap Portfolio          15.56%       21.35%         --         --          33.51%
Salomon EMI Index Ex-US                            0.35%       10.26%         --         --          31.57%

Lazard Emerging Markets Portfolio                 18.00%       13.03%         --         --          31.79%
IFC Investable Total Return Index                  5.39%      (12.00)%        --         --           5.20%

Lazard Global Equity Portfolio                    29.76%         --           --         --          37.80%
MSCI World Index                                  24.12%         --           --         --          33.91%

Lazard Bantam Value Portfolio                     57.94%         --           --         --          92.84%
Russell 2000 Stock Index                          33.19%         --           --         --          43.08%




                                                                        Average Annual Total Return
Name of Public Fund and Index                                          Period Ended September 30, 1997
                                               -------------------------------------------------------------------------------------
                                                   One              Three           Five            Ten                 Since
                                                   Year              Year           Year            Year              Inception*
                                               -------------------------------------------------------------------------------------
Lazard Equity Portfolio                           35.75%            26.87%          22.65%          14.89%             15.20%
Standard & Poor's 500 Index                       40.67%            30.02%          20.83%          14.72%             15.59%

Lazard International Equity Portfolio             25.04%            12.67%          14.98%            --               11.79%
MSCI EAFE Index                                   12.18%             8.83%          12.33%            --                8.71%

Lazard International Fixed-Income Portfolio+      (0.86)%            6.84%           7.25%            --                7.74%
Salomon World Government Bond Index Ex-US+        (0.85)%            6.71%           6.67%            --                8.96%

Lazard Strategic Yield Portfolio                   9.76%            10.77%           8.57%            --                8.92%
One Month LIBOR USD Fixed Index                    5.58%             5.68%           4.86%            --                4.76%

Lazard Small Cap Portfolio                        42.53%            23.91%          25.36%            --               23.03%
Russell 2000 Stock Index                          33.19%            22.96%          20.51%            --               18.25%

Lazard International Small Cap Portfolio          15.56%             6.66%            --              --                7.83%
Salomon EMI Index Ex-US                            0.35%             3.31%            --              --                7.42%

Lazard Emerging Markets Portfolio                 18.00%             4.17%            --              --                8.97%
IFC Investable Total Return Index                  5.39%            (4.17)%           --              --                1.59%

Lazard Global Equity Portfolio                    29.76%              --              --              --               20.20%
MSCI World Index                                  24.12%              --              --              --               18.24%

Lazard Bantam Value Portfolio                     57.94%              --              --              --               51.83%
Russell 2000 Stock Index                          33.19%              --              --              --               25.38%
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
  *Inception dates are: Lazard Equity Portfolio--June 1, 1987; Lazard Small Cap
   Portfolio--October 31, 1991; Lazard Bantam Value Portfolio--March 1, 1996; Lazard Global Equity Portfolio--January 3, 1996; Lazard International Equity Portfolio--October 29, 1991; Lazard International Small Cap Portfolio--December 1, 1993; Lazard Emerging Markets Portfolio--July 15, 1994; Lazard International Fixed-Income Portfolio--November 8, 1991; and Lazard Strategic Yield Portfolio--October 1, 1991.

 **The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged and have no fees or costs. The S&P 500(R) Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 2000(R) Index is composed of 2,000 common stocks of U.S. companies with market capitalizations ranging between $10 million and $2.57 billion as of September 30, 1997. The Morgan Stanley Capital International (MSCI) World Index is an arithmetic, market value-weighted average return net of dividends taxation, which is derived from equities of EAFE Index countries plus equities from Canada and the United States. The Morgan Stanley Capital International, Europe, Australia and Far East Index (EAFE Index) is a broadly diversified international index composed of the equity securities of approximately 1,000 companies located outside the United States. The Salomon Extended Market Index (EMI) Ex-US represents the bottom 20% based on market capitalization of the universe of institutionally available global securities of non-U.S. companies with a market capitalization greater than $100 million. The IFC Investable Total Return Index is a market capitalization-weighted index of emerging markets securities that represent approximately 65% of all securities based on market capitalization compiled by the International Finance Corporation. The Salomon World Government Bond Index Ex-US is a market capitalization-weighted index of institutionally traded fixed rate non-U.S. dollar government bonds, fully hedged into U.S. dollars. The London Interbank Offered Rate-US dollar Fixed Rate Index is an average derived from sixteen quotations provided by banks determined by the British Bankers Association.

  +Effective January 1, 1993, Lazard International Fixed-Income Portfolio, formerly Lazard Global Fixed-Income Portfolio, was renamed to reflect changes in certain non-fundamental investment policies of the public fund. The performance of the public fund is now measured by the index "excluding U.S." Performance of the index "Since Inception" shown above is a blended return of the index "including U.S." and the index "excluding U.S." for the applicable periods.

 ++Effective May 1, 1993, Lazard Strategic Yield Portfolio, formerly Lazard
   High-Yield Portfolio, was renamed to reflect changes in certain non-fundamental investment policies of the public fund.

The above returns reflect partial waivers of fees. Without such waivers, the total returns and average annual total returns would have been lower.

                                      * * *

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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